Exhibit 32.3

                                  Certification
                       Pursuant To 18 U.S.C. Section 1350,
                             As Adopted Pursuant to
                  Section 906 Of The Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report on Form 10-Q of Highlands Bankshares, Inc. (the "Company") for the period ended September 30, 2005 as filed with the Securities and Exchange Commission (the "Report"), I, Robert M. Little, Jr., Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

  1. The Report fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934; and

  2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ Robert M. Little, Jr.
----------------------------------------------------
Robert M. Little, Jr.
Chief Financial Officer, Highlands Bankshares, Inc.
November 11, 2005